LOOMIS SAYLES FUNDS II
                      LOOMIS SAYLES VALUE FUND (THE "FUND")

                        Supplement dated July 21, 2004 to
                 Loomis Sayles Funds II Equity Funds Prospectus
        dated February 1, 2004, as may be supplemented from time to time.

Effective immediately, Jeffrey W. Wardlow no longer serves as co-portfolio manager of the Fund. Warren Koontz and James Carroll, continue to serve as co-managers of the Fund.

The following information replaces the paragraph on page 38 under the section titled "Portfolio Managers" relating to the Fund:

LOOMIS SAYLES VALUE FUND Warren Koontz, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2000. Mr. Koontz joined Loomis Sayles in 1995. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002. Mr. Carroll joined Loomis Sayles in 1996.








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